Inventories - Summary of Inventories (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Inventory Disclosure [Abstract]
Raw materials and supplies	$ 34,646	$ 37,766			$ 21,320
Work-in-process	99,119	69,286			93,555
Finished goods	75,013	67,326			71,072
Total inventories	$ 208,778	$ 174,378	$ 180,004	$ 172,677	$ 185,947	$ 163,492	$ 168,735	$ 202,515	$ 192,623